SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                January 28, 2000




                           FIRST NILES FINANCIAL, INC.
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            (Exact name of Registrant as specified in its Charter)




Delaware                   0-24849                    34-1870418
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(State or other         (Commission File             (IRS Employer
 jurisdiction of             Number)                  Identification
 incorporation)                                             No.)




55 North Main Street, Niles, Ohio                        44446
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(Address of principal executive offices)               Zip Code)





Registrant's telephone number, including area code: (330) 652-2539
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ITEM 5.  OTHER ITEMS

          Attached as Exhibit 99.1 is the Registrant's press release dated January 28, 2000 announcing a 4% stock repurchase program.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) The following exhibit is filed as part of this Report:

         99.1  Press Release dated January 28, 2000.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRST NILES FINANCIAL, INC.



Date: February 4, 2000              By:  /s/ Lawrence Safarek
                                         ----------------------------------
                                         Lawrence Safarek
                                         Vice President and Treasurer

                            EXHIBIT INDEX




Exhibit
Number                        Description
-------      --------------------------------------------------------

99.1         Press Release dated January 28, 2000